Item 1.  Report to Shareholders

DECEMBER 31, 2004

MEDIA & TELECOMMUNICATIONS FUND

Annual Report

T. ROWE PRICE

--------------------------------------------------------------------------------

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

--------------------------------------------------------------------------------

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Fellow Shareholders

Stocks ended 2004 near their highest levels of the year as all major indexes advanced onto higher ground. Most of the year's gains were due to a rally that commenced on October 25, triggered by falling oil prices, continuing economic growth, and the belief that the U.S. presidential election would be resolved without controversy. Media and telecommunications services benefited from regulatory changes in wireline and consolidation in wireless, resulting in excellent returns for the groups.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months             12 Months
--------------------------------------------------------------------------------

Media & Telecommunications Fund                      14.50%               26.30%

S&P 500 Stock Index                                   7.19                10.88

Lipper Telecommunications Funds Average              14.81                22.13

The portfolio provided excellent results for the past six months and year, far exceeding the unmanaged Standard & Poor's 500 Stock Index over both periods. Fund performance was in line with the Lipper Telecommunications Funds Average during the six-month period and surpassed it for the year due primarily to sector allocation and stock selection in telecom services and media. We benefited from underweight positions in telecom equipment and semiconductors, although an overweighting in media detracted from relative performance.

Market Environment

The past year ended on a positive note as consumer confidence recovered to the level attained in mid-summer. The weakness in recent months was most likely related to uncertainty about employment prospects, spiking oil prices, and uneasiness surrounding the election--concerns that moderated during the final weeks of the year.

In telecom services, the wireline regional bell operating companies advanced in an improving regulatory environment, which enables them to charge higher rates on leased lines. Within the wireless component, merger and acquisition activity led to higher share prices. Investment returns were strongest in the fourth quarter due more to end-of-year seasonality than to acceleration in underlying growth.

The flight to Internet quality continued with the largest stocks in the group, including Yahoo!, eBay, and Google, posting stellar results as investors paid up for proven business models. Gaming stocks, however, tumbled over the summer following a long rally as concerns about sustainable growth, replacement cycles, and regulation took their toll.

Performance Review

Stock selection within the telecommunications services sector yielded the greatest benefit to both absolute and relative performance over the year, and our wireless holdings contributed the most. Consolidation in the group drove results as Sprint and Nextel Communications announced their plans to merge. The combined company will have more than 35 million wireless subscribers, ranking it third in the domestic wireless market behind Cingular Wireless and Verizon Wireless. The deal is expected to close in the second half of this year. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents of the portfolio.)

During the period, we purchased Canadian wireless service provider Telus, which made a key contribution to performance in the second half. America Movil, a leader of wireless services in Latin America, was another holding in this segment that continued to climb thanks to increased penetration in its market and higher growth rates. The stock was the major contributor during the past six months and the year.

Stock selection in IT services and communications equipment and an overweighting in the Internet sector were other areas of strength. Internet stocks Yahoo, eBay, and Google enhanced annual performance and more than offset a negative contribution from IAC/ InterActiveCorp, the Internet conglomerate whose operations include Hotels.com, Ticketmaster, and Home Shopping Network. The company reported a drop in earnings and lower guidance for the second half of the year, which triggered a sell-off in the stock.

In the communications equipment sector, Research in Motion gained momentum because of increased demand for its BlackBerry e-mail devices and the underlying software. We took a profit in the stock when its valuation began to look overextended. Semiconductors were the worst performing segment during the year, although they have bounced back sharply since early September. We were fortunate to have avoided overexposure to this group, which benefited results. Within media, Spanish cable provider Sogecable outweighed a negative contribution from British Sky Broadcasting, which declined after reporting disappointing subscriber growth in the June quarter.

[Graphic Omitted]

Industry Diversification
--------------------------------------------------------------------------------

Media                                   49%

Telecom Services                        41%

Software                                 4%

Telecom Equipment                        4%

IT Services                              1%

Other and Reserves                       1%

At the end of December, 49% of the portfolio was invested in media compared with 54% at the end of June, 41% was in telecom services compared with 42% six months ago, and 9% was allocated to software, telecom equipment, and IT services (technology accounted for 4% of the portfolio last June). The portfolio's major holdings included America Movil, Vodafone, Time Warner, and Sogecable.

Outlook

The global economy is poised for further growth in 2005, although it could face headwinds in the form of higher commodity prices and rising inflation overall. Going forward, we believe more companies will be inclined to spend on advertising in an effort to capture market share, on IT for further innovation in their industries, and on merger activity, which has been relatively low over the past few years. We expect broadband connectivity to change Internet dynamics as high-speed technology becomes more easily accessible. Content is likely to drive the next leg of growth as hardware and service providers begin to expand more moderately. We could begin to look more closely at the North American telecom services market as recent merger activity in Canada and the U.S. has improved the pricing environment.

We continue to favor wireless over wireline stocks as the former are rapidly progressing to the point where their voice and data products will be viable alternatives. We expect to focus on companies with good stock valuations in attractive industries with growing market share, sustainable margins, good free cash flow, and long product cycles.

We appreciate your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Robert N. Gensler
Chairman of the fund's Investment Advisory Committee

January 14, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

--------------------------------------------------------------------------------
Risks of Investing in the Fund

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in media and telecommunications industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection.

Glossary

Lipper Average: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Price/earnings ratio: Calculated by dividing a stock's market value per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

America Movil                                                               7.2%

Vodafone                                                                    6.8

Time Warner                                                                 4.9

Sogecable                                                                   4.0

Sprint                                                                      4.0
--------------------------------------------------------------------------------

News Corp                                                                   2.9

Rogers Communications                                                       2.7

Telus                                                                       2.7

International Game Technology                                               2.5

Crown Castle International                                                  2.4
--------------------------------------------------------------------------------

Yahoo!                                                                      2.2

SpectraSite                                                                 2.1

Viacom                                                                      2.1

Grupo Televisa                                                              2.1

Liberty Media                                                               2.1
--------------------------------------------------------------------------------

Red Hat                                                                     2.1

American Tower Systems                                                      2.0

Corning                                                                     2.0

Singapore Telecommunications                                                2.0

Fox Entertainment Group                                                     1.8
--------------------------------------------------------------------------------

Google                                                                      1.7

Activision                                                                  1.6

Disney                                                                      1.6

SK Telecom                                                                  1.5

Nextel Communications                                                       1.4
--------------------------------------------------------------------------------

Total                                                                      68.4%

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

Contributions to the Change in Net Asset Value per Share

6 Months Ended 12/31/04

Best Contributors
--------------------------------------------------------------------------------

America Movil                                                          63(cents)

Vodafone                                                               41

Sprint                                                                 22

Rogers Wireless Communications**                                       21

Grupo Televisa                                                         16

Infosys Technologies                                                   15

Time Warner                                                            15

Google*                                                                15

SpectraSite                                                            14

Telus*                                                                 14
--------------------------------------------------------------------------------

Total                                                                 236(cents)

Worst Contributors
--------------------------------------------------------------------------------

Multimedia Games                                                      -29(cents)

International Game Technology                                         -16

IAC/InterActiveCorp                                                   -13

Cisco Systems**                                                        -8

Okinawa Cellular Telephone**                                           -6

priceline.com                                                          -4

Research In Motion                                                     -4

Monster Worldwide**                                                    -2

Millicom International Cellular**                                      -2

Meredith**                                                             -2
--------------------------------------------------------------------------------

Total                                                                 -86(cents)

12 Months Ended 12/31/04

Best Contributors
--------------------------------------------------------------------------------

America Movil                                                          82(cents)

Yahoo!                                                                 37

eBay                                                                   31

Sogecable                                                              31

Rogers Wireless Communications**                                       29

Crown Castle International                                             27

Research In Motion*                                                    27

Western Wireless                                                       25

American Tower Systems                                                 25

SpectraSite                                                            23
--------------------------------------------------------------------------------

Total                                                                 337(cents)

Worst Contributors
--------------------------------------------------------------------------------

IAC/InterActiveCorp                                                   -18(cents)

Multimedia Games                                                      -12

Cox Radio                                                             -11

International Game Technology                                         -11

Semiconductor Manufacturing***                                        -10

Cisco Systems***                                                      -10

NTL                                                                    -8

Viacom                                                                 -7

Clear Channel Communications**                                         -7

British Sky Broadcasting                                               -6
--------------------------------------------------------------------------------

Total                                                                -100(cents)

*    Position added

**   Position eliminated

***  Position added and eliminated

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

[Graphic Omitted]

As of 12/31/04
Media & Telecommunications Fund         $47,921
S&P 500 Stock Index                     $31,258
Lipper Telecommunications Funds Average $27,044


                          Media &                                        Lipper
               Telecommunications                S&P 500     Telecommunications
                             Fund            Stock Index          Funds Average

12/94             $        10,000        $        10,000        $        10,000

12/95                    14,328.6               13,757.8                 12,999

12/96                    14,583.5               16,916.7               14,134.8

12/97                    18,673.6               22,560.7               18,384.2

12/98                    25,235.7               29,008.2               26,050.6

12/99                    48,727.8               35,111.9               43,129.5

12/00                    36,493.1               31,915.2               29,885.9

12/01                    33,964.7               28,121.8               23,317.9

12/02                    24,323.1               21,906.7               15,870.6

12/03                    37,942.7               28,190.4               22,161.9

12/04                    47,921.4               31,258.2               27,044.1

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

Media & Telecommunications Fund             26.30%         -0.33%         16.96%

S&P 500 Stock Index                         10.88          -2.30          12.07

Lipper Telecommunications
Funds Average                               22.13         -14.37           9.62

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Fund Expense Example
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Media & Telecommunications Fund

--------------------------------------------------------------------------------

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

                              Beginning            Ending          Expenses Paid
                          Account Value     Account Value         During Period*
                                 7/1/04          12/31/04     7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                        $1,000.00         $1,145.00                  $5.07

Hypothetical (assumes 5%
return before expenses)        1,000.00          1,020.41                   4.77

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.94%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                          Year
                         Ended
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00
NET ASSET VALUE

Beginning of period  $   22.51   $   14.43   $   20.15   $   21.65   $   39.99

Investment activities

  Net investment
  income (loss)          (0.07)      (0.09)      (0.05)      (0.09)       0.40

  Net realized
  and unrealized
  gain (loss)             5.99        8.17       (5.67)      (1.41)      (9.77)

  Total from
  investment
  activities              5.92        8.08       (5.72)      (1.50)      (9.37)

Distributions

  Net investment income      -           -           -           -       (0.37)

  Net realized gain          -           -           -           -       (8.60)

  Total distributions        -           -           -           -       (8.97)

NET ASSET VALUE

End of period        $   28.43   $   22.51   $   14.43   $   20.15   $   21.65
                     -----------------------------------------------------------

Ratios/
Supplemental Data

Total return^            26.30%      55.99%     (28.39)%     (6.93)%    (25.11)%

Ratio of total
expenses to
average net assets        0.96%       1.10%       1.15%       1.08%       0.94%

Ratio of net
investment income
(loss) to average
net assets               (0.30)%     (0.51)%     (0.31)%     (0.39)%      1.07%

Portfolio
turnover rate            107.6%      123.5%      184.9%      241.1%      197.5%

Net assets,
end of period
(in thousands)       $ 876,267   $ 665,182   $ 421,070   $ 674,518   $ 797,856


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004

Portfolio of Investments (1)                           Shares              Value
--------------------------------------------------------------------------------
(Cost and value in $000s)


COMMON STOCKS AND WARRANTS 99.5%

IT SERVICES 1.1%

IT Services 1.1%

Infosys Technologies (INR)                            200,000              9,677

Total IT Services                                                          9,677


MEDIA 48.8%

Advertising 0.7%

VNU (EUR)                                             200,000              5,883

                                                                           5,883

Broadcasting 2.3%

Grupo Televisa ADR                                    300,000             18,150

M6 Metropole Television (EUR)                          80,000              2,264

                                                                          20,414

Cable/ Satellite 9.3%

British Sky Broadcasting (GBP)                        800,000              8,614

NTL*                                                  120,000              8,755

Rogers Communications, Class B                        910,000             23,797

Sogecable (EUR)*                                      800,000             35,369

Unitedglobalcom, Class A*                             520,000              5,023

                                                                          81,558

Gaming 5.1%

International Game Technology                         635,000             21,831

Multimedia Games*                                     617,500              9,732

Station Casinos                                        75,000              4,101

WMS Industries*                                       275,000              9,224

                                                                          44,888

Internet 12.9%

Amazon.com*                                           175,000              7,751

Arbinet Holdings*                                      25,000                621

Autobytel*                                            550,000              3,322

CJ Internet (KRW)*                                    430,000              4,299

CNET Networks*                                        900,000             10,107

eBay*                                                  75,000              8,721

Google, Class A*                                       75,000             14,483

HouseValues*                                          155,000              2,328

IAC/InterActiveCorp*                                  315,000              8,700

NCsoft (KRW)*                                          96,000              7,771

Netflix*                                              650,000              8,015

NHN Corporation (KRW)                                  45,000              3,630

priceline.com*                                        160,000              3,774

Sina*                                                 290,000              9,297

The Knot*                                             210,000              1,061

Yahoo!*                                               500,000             18,840

                                                                         112,720

Media & Entertainment 16.1%

Blockbuster, Class B                                  100,000                881

Disney                                                500,000             13,900

DreamWorks Animation SKG, Class A*                     55,000              2,063

Fox Entertainment Group, Class A*                     515,000             16,099

Liberty Media, Class A*                             1,650,000             18,117

News Corp., Class A*                                1,350,000             25,191

Time Warner*                                        2,200,000             42,768

Viacom, Class B                                       500,000             18,195

Zee Telefilms (INR)                                 1,000,000              3,927

                                                                         141,141

Publishing 1.1%

Playboy Enterprises, Class B*                         200,000              2,458

Scripps, Class A                                      140,000              6,759

                                                                           9,217

Radio / Outdoor Advertising 1.3%

Cox Radio, Class A*                                   400,000              6,592

Radio One, Class D*                                   300,000              4,836

                                                                          11,428

Total Media                                                              427,249


SEMICONDUCTORS 0.0%

Digital Semiconductors 0.0%

PortalPlayer*                                          12,000                296

Total Semiconductors                                                         296

SOFTWARE 4.5%

Consumer Software 2.4%

Activision*                                           700,000             14,126

Electronic Arts*                                       35,000              2,159

THQ*                                                  200,000              4,588

                                                                          20,873

Infrastructure Software 2.1%

Red Hat*                                            1,350,000             18,022

                                                                          18,022

Total Software                                                            38,895


TELECOM EQUIPMENT 4.0%

Wireless Equipment 2.0%

Nokia ADR                                             575,000              9,010

QUALCOMM                                              200,000              8,480

                                                                          17,490

Wireline Equipment 2.0%

Corning*                                            1,500,000             17,655

Lucent Technologies, Warrants 12/10/07*                 5,181                  8

                                                                          17,663

Total Telecom Equipment                                                   35,153


TELECOM SERVICES 41.1%

Long Distance / Data 4.0%

Sprint                                              1,400,000             34,790

                                                                          34,790

Wireless - Domestic 9.9%

American Tower Systems, Class A*                      960,000             17,664

Crown Castle International*                         1,260,000             20,966

Nextel Communications, Class A*                       400,000             12,000

Nextel Partners, Class A*                             450,000              8,793

Spectrasite*                                          315,000             18,239

U. S. Cellular*                                         5,100                228

Western Wireless, Class A*                            300,000              8,790

                                                                          86,680

Wireless- International 19.4%

America Movil ADR, Series L                         1,200,000             62,820

KT Freetel (KRW)*                                     325,000              7,755

LG Telecom (KRW)*                                   1,100,000              4,250

NII Holdings, Class B*                                225,000             10,676

Partner Communications ADR*                           850,000              7,285

Research In Motion*                                    52,000              4,286

SK Telecom ADR                                        600,000             13,350

Vodafone (GBP)                                     11,000,000             29,767

Vodafone ADR                                        1,100,000             30,118

                                                                         170,307

Wireline- International 7.8%

Bharti Tele-Ventures (INR)*                         1,100,000              5,525

France Telecom (EUR)*                                 300,000              9,893

Portugal Telecom (EUR)                                600,000              7,391

Singapore Telecommunications (SGD)                 12,000,000             17,496

Telefonica (EUR)                                      250,000              4,691

Telus (CAD)                                           105,000              3,161

Telus                                                 710,000             20,519

                                                                          68,676

Total Telecom Services                                                   360,453

Total Common Stocks and Warrants (Cost $710,268)                         871,723

SHORT-TERM INVESTMENTS 0.3%


Money Market Fund 0.3%

T. Rowe Price Government Reserve Investment Fund
1.85% #!                                            2,641,883              2,642


Total Short-Term Investments (Cost $2,642)                                 2,642

Total Investments in Securities

99.8% of Net Assets (Cost $712,910)                                     $874,365

(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

!    Affiliated company -- See Note 5

ADR  American Depository Receipts

CAD  Canadian dollar

EUR  Euro

GBP  British pound

INR  Indian rupee

KRW  South Korean won

SGD  Singapore dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $2,642)                            $         2,642

  Non-affiliated companies (cost $710,268)                              871,723

  Total investments in securities                                       874,365

Other assets                                                              5,794

Total assets                                                            880,159

Liabilities

Total liabilities                                                         3,892

NET ASSETS                                                      $       876,267
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $      (193,340)

Net unrealized gain (loss)                                              161,464

Paid-in-capital applicable to 30,824,509 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                         908,143

NET ASSETS                                                      $       876,267
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         28.43
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)
                                                                           Year
                                                                          Ended
                                                                       12/31/04
Investment Income (Loss)

Dividend income (net of foreign taxes of $273)                  $         4,957

Expenses

  Investment management                                                   4,949

  Shareholder servicing                                                   1,867

  Custody and accounting                                                    166

  Prospectus and shareholder reports                                        106

  Registration                                                               60

  Legal and audit                                                            15

  Directors                                                                   6

  Miscellaneous                                                              20

  Total expenses                                                          7,189

  Expenses paid indirectly                                                   (1)

  Net expenses                                                            7,188

Net investment income (loss)                                             (2,231)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                            143,568

  Foreign currency transactions                                            (490)

  Net realized gain (loss)                                              143,078

Change in net unrealized gain (loss)

  Securities                                                             36,591

  Other assets and liabilities
  denominated in foreign currencies                                           3

  Change in net unrealized gain (loss)                                   36,594

Net realized and unrealized gain (loss)                                 179,672

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $       177,441
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                           Year
                                                          Ended
                                                       12/31/04        12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                        $  (2,231)      $  (2,643)

  Net realized gain (loss)                              143,078          63,649

  Change in net unrealized gain (loss)                   36,594         173,995

  Increase (decrease) in net assets
  from operations                                       177,441         235,001

Capital share transactions *

  Shares sold                                           177,817          95,956

  Shares redeemed                                      (144,173)        (86,845)

  Increase (decrease) in net assets
  from capital share transactions                        33,644           9,111

Net Assets

Increase (decrease) during period                       211,085         244,112

Beginning of period                                     665,182         421,070

End of period                                         $ 876,267      $  665,182
                                                      ---------      ----------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

*Share information

  Shares sold                                             7,211           5,360

  Shares redeemed                                        (5,935)         (4,982)

  Increase (decrease) in shares outstanding               1,276             378

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1 - Significant Accounting Policies

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the
T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $83,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $821,826,000 and $793,310,000, respectively, for the year ended December 31, 2004.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2004. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------
Unrealized appreciation                                          $  174,096,000

Unrealized depreciation                                             (12,706,000)

Net unrealized appreciation (depreciation)                          161,390,000

Capital loss carryforwards                                         (193,266,000)

Paid-in capital                                                     908,143,000

Net assets                                                       $  876,267,000
                                                                 --------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $143,568,000 of capital loss carryforwards. As of December 31, 2004, the fund had $38,570,000 of capital loss carryforwards that expire in 2009, and $154,696,000 that expire 2010.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net investment income                              $    2,231,000

Undistributed net realized gain                                         539,000

Paid-in capital                                                      (2,770,000)


At December 31, 2004, the cost of investments for federal income tax purposes was $712,984,000.

Note 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Note 5 - Related Party Transactions

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $478,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $1,125,000 for T. Rowe Price Services, Inc., and $223,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $183,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $105,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $2,642,000 and $3,388,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 85,652 shares of the fund, representing less than 1% of the fund's net assets.

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Media & Telecommunications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of
T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years and
Year Elected *                Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1997

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1997                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates, Inc.
(1934)                        consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(1946)                        a real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust, and The Rouse
                              Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]          Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe Price
2001                          Global Investment Services Limited and T. Rowe
[43]                          Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1993                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global
                              Asset Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Media &
                              Telecommunications Fund

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

P. Robert Bartolo, CPA (1972)           Vice President, T. Rowe Price; formerly
Vice President, Media &                 Intern, T. Rowe Price (to 2001)
Telecommunications Fund

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Media &                 Price Group, Inc., and T. Rowe Price
Telecommunications Fund                 Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Media &                      Price Group, Inc., T. Rowe Price
Telecommunications Fund                 Investment Services, Inc., and T. Rowe
                                        Price Trust Company

David J. Eiswert, CFA (1972)            Employee, T. Rowe Price; formerly
Vice President, Media &                 Analyst, Mellon Growth Advisors and
Telecommunications Fund                 Fidelity Management and Research
                                        (to 2003)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Henry M. Ellenbogen (1971)              Vice President, T. Rowe Price and
Vice President, Media &                 T. Rowe Price Group, Inc.; formerly
Telecommunications Fund                 Executive Vice President, Business
                                        Development, HelloAsia (to 2001); Chief
                                        of Staff, U.S. Representative Peter
                                        Deutsch (to 1999)

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Media &                 Price Group, Inc., T. Rowe Price
Telecommunications Fund                 International, Inc., and T. Rowe Price
                                        Trust Company

Robert N. Gensler (1957)                Vice President, T. Rowe Price and
President, Media &                      T. Rowe Price Group, Inc.
Telecommunications Fund

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer, Media &       President, T. Rowe Price; Vice
Telecommunications Fund                 President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price
                                        Group, Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Media &                 T. Rowe Price Trust Company
Telecommunications Fund

Pascal Hautcoeur (1962)                 Vice President, T. Rowe Price Group,
Vice President, Media &                 Inc. and T. Rowe Price International,
Telecommunications Fund                 Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Media &                 Price Investment Services, Inc., T. Rowe
Telecommunications Fund                 Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Kara Cheseby Landers, CFA (1963)        Vice President, T. Rowe Price and
Vice President, Media &                 T. Rowe Price Group, Inc.
Telecommunications Fund

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Media &                      and T. Rowe Price Investment Services,
Telecommunications Fund                 Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

D. James Prey III (1959)                Vice President, T. Rowe Price and
Vice President, Media &                 T. Rowe Price Group, Inc.
Telecommunications Fund

Robert W. Smith (1961)                  Vice President, T. Rowe Price,
Vice President, Media &                 T. Rowe Price Group, Inc., and  T. Rowe
Telecommunications Fund                 Price International, Inc.

Dean Tenerelli (1964)                   Vice President, T. Rowe Price Group,
Vice President, Media &                 Inc., and  T. Rowe Price International,
Telecommunications Fund                 Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Media &
Telecommunications Fund

Dale E. West (1969) CFA                 Vice President, T. Rowe Price Group,
Vice President, Media &                 Inc., and  T. Rowe Price International,
Telecommunications Fund                 Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $7,812                $9,098
     Audit-Related Fees                       1,103                   506
     Tax Fees                                 2,118                 2,363
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005